                            SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                             of 1934 (Amendment No.)

                           Check the appropriate box:
                      [X] Preliminary Information Statement

        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14c-5(d)(2))
                      [ ] Definitive Information Statement

                             CDMI PRODUCTIONS, INC.
                (Name of Registrant As Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):
                              [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                             CDMI PRODUCTIONS, INC.
                           3400 W. CAHUENGA BOULEVARD
                               HOLLYWOOD, CA 90068

                   NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JANUARY 5, 2005

To the Stockholders of CDMI Productions, Inc.

We hereby give you notice that a special meeting of stockholders of CDMI
Productions, Inc. ("CDMI" or the "Company") will be held on January 5, 2005, at
10:00 A.M., local time, at the offices of t he Company, 3400 W. Cahuenga Blvd.
Hollywood, California 90068, to vote on the following proposal:

1. To approve a proposal to change the Company's state of incorporation from the
State of New York to the State of Delaware by merging CDMI Productions, Inc., a
New York corporation into a newly formed wholly-owned Delaware subsidiary,
Gener8Xion Entertainment, Inc.

2. In connection with the reincorporation in Delaware the Company's name will be changed to Gener8Xion Entertainment, Inc.

We will also transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on November 30, 2004, as the record date issued and for the determination of stockholders entitled to notice of, and to vote at the Special Meeting. As of the record date, the
Company had 15,158,750 shares of common stock issued and outstanding (none of the Company's preferred stock has been issued). Each shares of common stock entitles the record holder on the record date to one vote on each matter presented at the Special Meeting.

You are cordially invited to attend the meeting. The Company's principal stockholders, including officers and directors, who own approximately 82% of the
Company's issued and outstanding shares of common stock, have indicated they will vote in favor the above proposal. Management is not soliciting proxies in connection with the proposal.

Please review the Information Statement included with this notice for a more complete description of these matters.

The list of the Company's stockholders may be examined by any of the stockholders at the offices the Company, 3400 W. Cahuenga Blvd. Hollywood,
California 90068 on any date from December 20, 2002 until the meeting date.

BY ORDER OF THE BOARD OF DIRECTORS

Matthew Crouch, Chief Executive Officer

Dated: December 20, 2004

                             CDMI PRODUCTIONS, INC.
                           3400 W. CAHUENGA BOULEVARD
                           HOLLYWOOD, CALIFORNIA 90068

                              INFORMATION STATEMENT

                               SUMMARY TERM SHEET

  THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU.
 FOR A MORE COMPLETE UNDERSTANDING OF THE REINCORPORATION AND OTHER INFORMATION
          CONTAINED IN THIS INFORMATION STATEMENT, YOU SHOULD READ THE
             ENTIRE INFORMATION STATEMENT CAREFULLY, AS WELL AS THE
                    ADDITIONAL DOCUMENTS TO WHICH IT REFERS.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

THE SPECIAL MEETING

Date, Time and Place of
Special Meeting.............. The Special Meeting will be held on Wednesday,
                              January 5, 2005 beginning at 10:00 a.m. Pacific
                              time, at the offices of the Company 3400 W.
                              Cahuenga Blvd., Hollywood, CA 90068.

Record Date; Stockholders
Entitled to Vote; Quorum .... Only holders of record of CDMI Common Stock on
                              November 30, 2004 are entitled to notice of and to
                              vote at the Special Meeting. As of the Record
                              Date, there were 15,158,750 shares of CDMI Common
                              Stock outstanding. The presence, in person or by
                              proxy, of the holders of a majority of the Common
                              Stock will constitute a quorum.

Vote Required................ The vote of two-thirds of the shares present at the Special Meeting is required to approve the
                              proposal to change the Company's state of
                              incorporation.

Intention to Vote............ The holders of approximately 82% of CDMI's Common
                              Stock have stated that they intend to vote for
                              approval of the Proposal to be considered at the
                              Special Meeting. This is sufficient to approve the
                              Proposal.

Special Meeting Proposals.... At the Special Meeting, CDMI's stockholders will be asked to: Approve a proposal to change the
                              Company's state of incorporation from the state of
                              New York to the state of Delaware and changing the
                              Company's name by merging CDMI with and into a
                              newly formed wholly- owned Delaware subsidiary
                              named Gener8Xion Entertainment, Inc. (the
                              "Propsal").

Recommendation of
Board of Directors........... CDMI's Board of Directors has unanimously approved the Proposal to be considered at the Special
                              Meeting and recommends that the stockholders vote
                              "FOR" the Proposal.

                              QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about
December 20, 2004. The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of CDMI in
Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire
Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:   WHY DOES CDMI WANT TO CHANGE ITS STATE OF INCORPORATION FROM NEW YORK TO
     DELAWARE?

A:   CDMI and our Board of Directors believe that reincorporation in Delaware would be in the best interests of the Company and its shareholders for a number of reasons, including the following:

     1. Reincorporation in Delaware will permit the Company to enjoy an added measure of predictability from the comprehensive, modern and flexible law of the pre-eminent state in the field of corporate governance.

     2  Reincorporation will permit the Company to update its organizational documents, which have not been updated, to reflect intervening changes in the law relating to how corporations can be governed.

     3. Reincorporation in Delaware will better permit the Company to attract and retain high-quality, independent outside directors, many of whom may well have served as directors of Delaware corporations and may prefer uniformity in the law applied to how corporations are to be governed, including their obligations as directors.

Q:   Why is CDMI changing its corporate name to Gener8Xion Entertainment, Inc.?

A:   With the acquisition of certain movie distribution rights and the focus of our business expanding into other entertainment areas, we believe the new name better represents the Company's future activities.

Q:   Why isn't CDMI holding a meeting of stockholders to approve the reincorporation?

A:   The board of directors has already approved the reincorporation plan and has received the written consent of officers, directors, and affiliates that represent in excess of two-thirds of our outstanding shares of common stock and other voting interests. Under the New York Business Corporation
     Law ("New York Law") and our Articles of Incorporation this transaction may be approved by the written consent of two-thirds of the shares entitled to vote. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:   What are the principal features of the reincorporation?

A:   The reincorporation will be accomplished by, a merger of CDMI with and into our wholly-owned Delaware subsidiary, Gener8Xion Entertainment, Inc. The shares of CDMI will cease to trade on the over-the-counter bulletin board market and the shares of Gener8Xion will begin trading in their place beginning on or about the Effective Date, under a new CUSIP number and a new trading symbol which has not yet been assigned. Options and warrants to purchase common stock of CDMI will also be exchanged for similar securities issued by Gener8Xion without adjustment as to the number of shares issuable or the total exercise price.

Q:   How will the reincorporation affect my ownership of CDMI?

A:   After the effective date of the reincorporation and the exchange of your stock certificates, you will own the same amount of shares and the same class of Gener8Xion.

Q:   How will the reincorporation affect the owners, officers, directors and employees of CDMI?

A:   Our officers, directors and employees will become the officers, directors and employees of Gener8Xion after the effective date of the reincorporation.

Q:   How will the reincorporation affect the business of CDMI?

A:   Gener8Xion will continue its business at the same locations and with the same assets. CDMI will cease to exist on the effective date of the reincorporation.

Q:   How do I exchange certificates of CDMI for certificates of Gener8Xion?

A:   Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing your shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, Gener8Xion will issue a new certificate representing the number of whole shares of Gener8Xion as soon as practical after the effective date of the reincorporation.

Q:   What happens if I do not surrender my certificates of CDMI?

A:   YOU ARE NOT REQUIRED TO SURRENDER CERTIFICATES REPRESENTING SHARES OF CDMI
     TO RECEIVE SHARES OF Gener8Xion. All shares of CDMI outstanding after the effective date of the reincorporation continue to be valid. Until you receive shares of Gener8Xion you are entitled to receive notice of or vote at shareholder meetings or receive dividends or other distributions on the shares of CDMI

Q:   What if I have lost CDMI certificates?

A:   If you have lost your CDMI certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

     OTC Corporate Transfer Svc
     9 Field Avenue
     Hicksville, New York 11801
     Telephone: (516) 433-6503
     Facsimile: (516) 935-3895

Q:   Can I require CDMI to purchase my stock?

A:   No. Under the New York Revised Business Corporation Act, you are not
     entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:   Who will pay the costs of reincorporation?

A:   CDMI will pay all of the costs of Reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation. Each stockholder must pay the costs of exchanging their certificates for new certificates.

Q:   Will I have to pay taxes on the new certificates?

A:   We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of Gener8Xion that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD
     CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE
     REINCORPORATION.

                           REINCORPORATION IN DELAWARE

         A copy of the form of the merger agreement approved by our Board of
Directors and by Gener8Xion (Delaware) (the "Merger Agreement") is attached as
Appendix A. The Merger Agreement assumes shareholder approval of this Proposal, and that approval likewise will constitute approval of the Merger Agreement.

                      PURPOSE OF MERGER AND REINCORPORATION

            Summary: The purpose of the merger is to change the legal domicile of CDMI from New York to Delaware. The Board of Directors believes that this change in the domicile would be in the best interests of CDMI and its shareholders for a number of reasons.

         Historically, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are updated and revised regularly in response to the legal and business needs of corporations organized under its laws. Because of these efforts, many corporations initially choose
Delaware for their domicile or subsequently reincorporate there in a manner similar to that proposed by the Company. Because of Delaware's preeminence as the state of incorporation for many major corporations, both Delaware's legislature and its courts have demonstrated an ability and willingness to act quickly to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of corporate case law than does New York, and this case law advantage gives Delaware corporate law an added measure of predictability that is useful in a judicial system based largely on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation.

           The Board of Directors believes that reincorporation from New York to
Delaware will enhance the Company's ability to attract and retain qualified members of the Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company

                   EFFECTIVENESS OF MERGER AND REINCORPORATION

            If shareholders approve the merger and reincorporation, the Company intends to file a Certificate of Merger with the Secretary of State of the State of New York and a Certificate of Ownership and Merger with the Secretary of
State of the State of Delaware. The merger and reincorporation will then be effective. The Board of Directors intends that the reincorporation occur as soon as practicable following the Special Meeting. Nonetheless, the Merger Agreement
allows the Board of Directors to abandon, postpone or change the merger, either before or after shareholder approval, if the Board of Directors deems such action advisable. However, any material change in the Merger Agreement would require further approval by holders of at least two-thirds of the CDMI Common
Stock outstanding.

          At the time the merger becomes effective, the Restated Certificate of
Incorporation of Gener8Xion (Delaware), attached as Appendix B, the Amended
Bylaws of Gener8Xion (Delaware), attached as Appendix C, and the Delaware
General Corporation Law ("Delaware Law") will govern shareholder rights. See
"Significant Changes Caused by Reincorporation" below.

              AUTOMATIC CONVERSION OF STOCK ON A ONE-FOR-ONE BASIS

            Upon reincorporation, CDMI shareholders will automatically become shareholders of Gener8Xion (Delaware). Each outstanding share of CDMI Common
Stock will automatically convert into one share of common stock of Gener8Xion
(Delaware).

           In addition, each outstanding option, right or warrant to acquire shares of CDMI Common Stock will be converted into an option, right or warrant to acquire an equal number of shares of common stock of Gener8Xion (Delaware), under the same terms and conditions as the original options, rights or warrants.

          NO ACTION REQUIRED FROM YOU REGARDING CDMI STOCK CERTIFICATES

         After reincorporation, Shareholders need not exchange their stock certificates for Gener8Xion (Delaware) stock certificates. Stock certificates representing CDMI shares will automatically represent an equal number of
Gener8Xion (Delaware) shares. SHAREHOLDERS SHOULD NOT DESTROY THEIR OLD
CERTIFICATES AND SHOULD NOT SEND THEIR OLD CERTIFICATES TO CDMI OR CDMI'S
TRANSFER AGENT, EITHER BEFORE OR AFTER REINCORPORATION. After reincorporation, shareholders may continue to make sales or transfers using their pre-merger stock certificates. Gener8Xion (Delaware) will issue new certificates representing shares of Gener8Xion (Delaware) common stock for transfers occurring after the reincorporation. On request, Gener8Xion (Delaware) will issue new certificates to anyone who holds pre-merger stock certificates, subject to normal stock transfer requirements, including proper endorsement, any required signature guarantee and payment of applicable taxes and transfer agent fees.

                     NO CHANGE IN TRANSFERABILITY OF SHARES

            Shareholders whose shares of Common Stock were freely tradable before reincorporation will own shares of Gener8Xion (Delaware) that are freely tradable after reincorporation.

            Shareholders holding pre-merger CDMI shares with transfer
restrictions will hold post-merger shares of Gener8Xion (Delaware) that have the same restrictions. For purposes of Rule 144 under the Securities Act of 1933, those who hold Gener8Xion (Delaware) shares will be deemed to have acquired those shares on the date they originally acquired their corresponding pre-merger
CDMI shares.

           The Company expects that, after reincorporation, Gener8Xion
(Delaware), will be a publicly held company and its shares of common stock, like those of CDMI before it, will be traded on the Over-the-Counter:Bulletin Board, as long as such shares qualify for trading. Gener8Xion (Delaware) will also file with the Securities and Exchange Commission and provide to its stockholders the same types of information that CDMI has previously filed and provided.

           CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF REINCORPORATION

 PLEASE READ THE DISCLAIMERS THAT FOLLOW THE DISCUSSION IN THE FIRST PARAGRAPH.

            DISCUSSION: The Company intends the reincorporation to be a tax-free reorganization under the Internal Revenue Code (the "Code"). Assuming the reincorporation qualifies as a reorganization, the holders of CDMI Common Stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the reincorporation, and neither will CDMI or Gener8Xion
(Delaware). Each holder will have the same basis in the common stock of
Gener8Xion (Delaware) received as a result of the reincorporation as that holder has in the corresponding CDMI Common Stock held at the time the reincorporation occurs. Each shareholder's holding period with respect to the common stock of
Gener8Xion (Delaware) will include the period during which that holder held the corresponding CDMI Common Stock, provided the latter was held as a capital asset at the time the reincorporation occurs.

           DISCLAIMERS:

            We have discussed solely U.S. federal income tax consequences and have done so only for general information. We do not claim to have presented a complete analysis of all potential tax consequences that may apply to a shareholder.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

                              ACCOUNTING TREATMENT

            In accordance with generally accepted accounting principles, CDMI expects to account for the merger as a reorganization of entities under common control and record it at historical cost. The Company does not expect that the occurrence of the merger will have a material effect on its financial position, results of operations or cash flows.

                              REGULATORY APPROVALS

            The Company does not expect the merger to occur until it has all required consents of governmental authorities, including the filing of a
Certificate of Ownership and Merger with the Secretary of State of the State of
Delaware and the filing of a Certificate of Merger with the Secretary of State of the State of New York.

                  SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

            In general, the Business Corporation Law of New York (the "New York
Law"), the CDMI certificate of incorporation, as amended, filed in New York (the
"CDMI New York Certificate of Incorporation"), and the CDMI bylaws adopted pursuant to New York Law (the "New York Bylaws") currently govern CDMI's corporate affairs.

            Following the merger, Delaware Law, rather than New York Law, will control issues of corporate governance and control. The restated certificate of incorporation of Gener8Xion (Delaware) (the "Gener8Xion (Delaware) Certificate
of Incorporation") and the bylaws of Gener8Xion (Delaware) (the "Delaware
Bylaws"), attached as Appendices B and C, respectively, will, in effect, replace the CDMI New York Certificate of Incorporation and the New York Bylaws.
Accordingly the differences among these documents and between New York Law and
Delaware Law are relevant to your decision whether to approve the merger and reincorporation.

            We discuss below certain differences between New York Law and
Delaware Law and between the various organizational documents that the Company, with the advice of counsel, considers to be significant. Many provisions of
Delaware Law and New York Law may be subject to differing interpretations, and our interpretations offered in this proxy statement may be incomplete in certain respects. Our discussion is no substitute for direct reference to the statutes themselves or for professional guidance as to how to interpret them. In addition, we qualify our discussion in its entirety by reference to Delaware
Law, New York Law, applicable case law, and the organizational documents of each of the companies. We request that shareholders read the following discussion in conjunction with the Merger Agreement, the Gener8Xion (Delaware) Certificate of
Incorporation and the Delaware Bylaws, attached to this proxy statement.

            A person who owns stock is referred to as a "shareholder" under New
York Law and as a "stockholder" under Delaware Law. We use both terms interchangeably, with the same meaning.

                             SHARES OF CAPITAL STOCK

            SUMMARY: The same number of shares of common stock and preferred
Stock will be authorized, issued and outstanding before and after reincorporation.

            DISCUSSION:

            Gener8Xion (Delaware) will not issue any shares of capital stock in connection with the reincorporation, other than the shares into which shares of
CDMI Common Stock will convert, as reflected on the books of the Company's transfer agent. As we mentioned above, no additional stock certificates will be issued to shareholders because of the occurrence of the merger and reincorporation.

            The CDMI New York Certificate of Incorporation authorizes 50,000,000 shares of CDMI Common Stock, of which 15,158,750 shares are issued and outstanding as of November 30, 2003. The Gener8Xion (Delaware) Certificate of
Incorporation will also authorize 50,000,000 shares of common stock of CDMI
(Delaware).

            In addition, the CDMI New York Certificate of Incorporation authorizes 5,000,000 shares of Preferred Stock, of which none are issued or outstanding. The Gener8Xion (Delaware) Certificate of Incorporation will also authorize 5,000,000 shares of Gener8Xion (Delaware) Preferred Stock. Gener8Xion
(Delaware) will have no shares of Preferred Stock issued or outstanding as of the time of the merger and reincorporation.

            Under both the New York Certificate and the Delaware Certificate, the Board of Directors may authorize the issuance of Preferred Stock as the
Board of Directors may determine. Under the CDMI New York Certificate of
Incorporation, the Board of Directors has the authority to determine the series, privileges, preferences and voting powers of any series of the Preferred Stock.

         Under the Gener8Xion (Delaware) Certificate of Incorporation, the Board
will have the authority to determine all of

these matters, as well as special rights, qualifications, limitations or restrictions of any series of the Preferred Stock, to the full extent permitted by applicable law.

                     AMENDING THE CERTIFICATE AND THE BYLAWS

            SUMMARY: New York Law and Delaware Law are substantially similar in the procedures for amending the certificate of incorporation and the bylaws.
CDMI is not making any substantial changes in its procedures for amending its
Certificate or its bylaws.

                    CALLING A SPECIAL MEETING OF SHAREHOLDERS

            SUMMARY: CDMI is not changing its procedures for calling a special meeting of shareholders.

            DISCUSSION:

            Under both New York Law and Delaware Law, the Board of Directors or
anyone authorized in the certificate of incorporation or by-laws may call a special meeting of shareholders. The New York Bylaws and the Delaware Bylaws both provide that the Board of Directors, the Chairman of the Board or the
President may call a special meeting of stockholders.

   ACTION BY WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF A SHAREHOLDER MEETING

            SUMMARY: Gener8Xion (Delaware) will permit action by written consent to be taken by fewer stockholders than CDMI currently permits.

            DISCUSSION:

            New York Law requires unanimous written consent for shareholders to act in lieu of a meeting, unless the certificate of incorporation specifies a lesser percentage within certain parameters set out in such law. The CDMI New
York Certificate of Incorporation does not contain a provision permitting written shareholder action by any lesser percentage, so CDMI requires unanimous written consent for shareholders to act in lieu of a meeting.

            Unless the certificate of incorporation provides otherwise, Delaware law generally permits shareholders to take action by the written consent of holders with the same percentage of voting power (generally, a majority) that would be required for action at a shareholders' meeting, assuming the presence of all shareholders entitled to vote. The Gener8Xion (Delaware) Certificate of
Incorporation does not contain any contrary provision. Thus, Gener8Xion
(Delaware) stockholders would be able to take action by written consent to the extent permitted by Delaware Law, generally a majority of the eligible votes.

                RIGHT OF SHAREHOLDERS TO INSPECT SHAREHOLDER LIST

            SUMMARY: Both New York Law and Delaware Law permit shareholders to inspect a corporation's list of shareholders, although their procedures differ.

            DISCUSSION:

            Under New York Law, a shareholder of record may inspect the list of shareholders of record on five days' prior written request. A corporation may deny a shareholder's demand if the shareholder refuses to give an affidavit that its inspection is not for certain purposes unrelated to company business and that the shareholder has not been involved in the last five years in selling or offering to sell a list of record shareholders. A New York corporation must also produce a list of shareholders as of the record date if a shareholder requests the list at the annual meeting.

            Under Delaware Law, any stockholder may, upon making a demand under oath stating the purpose thereof, inspect the

stockholders' list for any purpose reasonably related to that person's interest as a stockholder. For at least ten days prior to each stockholders' meeting, as well as at the meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting.

                     VOTE REQUIRED FOR CERTAIN TRANSACTIONS

            SUMMARY: In general, Gener8Xion (Delaware) will permit a majority of the voting power of stockholders to approve a merger, consolidation or sale of all assets, whereas CDMI currently requires two-thirds of the voting power of shareholders to approve such transactions.

         Under Delaware Law, the holders of a majority of the outstanding stock entitled to vote on a merger, consolidation, or sale of all or substantially all the assets have the power to approve such transactions. The certificate or the bylaws may provide otherwise, but in no event may they require approval of such transactions by the holders of less than one-third of the outstanding stock entitled to vote on such transactions. The CDMI (Delaware) Certificate of
Incorporation and the Delaware Bylaws do not contain any provision otherwise, so that the holders of a majority of the outstanding stock entitled to vote thereon may approve a merger, consolidation, or sale of all or substantially all of the assets of Gener8Xion (Delaware).

            Notwithstanding the foregoing, under Delaware Law the vote of the stockholders of the surviving corporation is not required to authorize a merger if these three conditions are met:

     1.  the merger agreement does not amend the surviving corporation's certificate of incorporation;

     2.  each share of stock of the surviving corporation that is outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date of the merger; and

     3.  the merger results in no more than a 20% increase in its outstanding common stock.

         REMOVAL OF DIRECTORS BY SHAREHOLDERS OR THE BOARD OF DIRECTORS

            SUMMARY: Both New York Law and Delaware Law generally permit shareholders to remove directors with or without cause. New York Law permits the
Board of Directors to remove a director with cause but Delaware Law does not permit a Board of Directors to remove a director.

                       LIMITATION OF DIRECTORS' LIABILITY

            SUMMARY: Both New York Law and Delaware Law permit a corporation in its charter provisions to limit a director's personal liability for actions taken in an official capacity. Due to the variations in New York Law and
Delaware Law, there may be circumstances where a director could remain liable under New York Law for conduct that would not expose him or her to liability under Delaware Law, or vice versa. The Gener8Xion (Delaware) Certificate of
Incorporation adds a provision that limits, as fully as Delaware Law allows, a director's personal liability to Gener8Xion (Delaware) or its stockholders for monetary damages for breach of fiduciary duty.

Under Delaware Law, the certificate of incorporation must contain any limits on a director's liability to the corporation or its stockholders for money damages for breach of fiduciary duty. Delaware Law does not permit any limitation of a director's liability where: (1) a director breached the duty of loyalty to the corporation or its stockholders; (2) a director's acts or omissions were not in good faith or involved intentional misconduct or a knowing violation of law; (3)
a director received an improper personal benefit from a transaction involving the corporation; or (4) a director authorized an unlawful dividend or stock repurchase or redemption. The Gener8Xion (Delaware) Certificate of Incorporation
will limit the liability of its directors to the Company and its stockholders, as fully as Delaware Law allows.

              INDEMNIFICATION OF DIRECTORS AND OFFICERS; INSURANCE

            SUMMARY: With some differences, both New York Law and Delaware Law permit a corporation to indemnify its directors and officers for something they did or failed to do in an official capacity and to purchase insurance on behalf of such directors and officers against the costs and liabilities of acting or failing to act in an official capacity. Unlike Delaware Law, New York Law expressly restricts certain claims that may be made under such insurance. The
Company currently provides indemnification for officers and directors to the fullest extent permitted under the laws of New York. The Gener8Xion (Delaware)
Certificate of Incorporation and Bylaws will provide for indemnification, and for the authority of the Company to obtain insurance on behalf of its directors and officers for liability in any such capacity, as fully as Delaware Law allows. Delaware Law indemnification provisions will apply after reincorporation, except that New York Law indemnification provisions will apply to acts or omissions that occur prior to reincorporation.

            DISCUSSION:

            Both New York Law and Delaware Law, with some variations, allow a corporation to indemnify-- that is, to make whole -- any person who is or was a director or officer of the corporation if that person is held liable or incurs costs for something that person did or did not do in an official capacity. In addition to covering court judgments, out-of-court settlements, fines, and penalties, both laws also allow the corporation, with specified qualifications, to advance certain reasonable expenses incurred and to reimburse such expenses after they are incurred. The right to indemnification under both laws does not normally exclude other rights of recovery the indemnified person may have.

         The Gener8Xion (Delaware) Certificate of Incorporation and By-laws will provide for indemnification, and for the authority of the Company to obtain insurance on behalf of its directors and officers against costs and liabilities of acting or failing to act in an official capacity, as fully as Delaware Law allows.

            If the shareholders approve reincorporation, the New York Law indemnification provisions will continue to apply to acts and omissions that occurred prior to the effective date of the reincorporation.

                     TRANSACTIONS WITH INTERESTED DIRECTORS

            SUMMARY: Generally, New York Law and Delaware Law contain
substantially comparable provisions for approving transactions between a corporation and one of its directors that involve disclosure of such director's interest in the transaction and approval by either the disinterested directors or shareholders in specified circumstances.

      ISSUANCE OF RIGHTS AND OPTIONS TO DIRECTORS, OFFICERS, AND EMPLOYEES

            SUMMARY: New York Law requires that shareholders approve equity incentive plans for directors, officers or employees. Delaware Law does not require such approval. This difference has no material impact on the Company because other rules that apply to the Company require it to obtain shareholder approval for such equity incentive plans.

            DISCUSSION:

            New York Law requires that the issuance of options or rights to purchase stock to directors, officers or employees of a corporation, as an incentive to service or continued service with the corporation, must be authorized: (1) as required by the policies of all stock exchanges or automated quotation systems on which the corporation's shares are listed or authorized for trading; or (2) if the corporation's shares are not so listed or authorized, by a majority of the votes validly cast at a shareholders meeting or by and consistent with a plan adopted by such a vote of shareholders.

            Delaware Law does not require stockholder approval of such transactions.

                            CONSIDERATION FOR SHARES

            SUMMARY: Both New York Law and Delaware Law provide in a
substantially similar manner for the types of consideration that can support the issuance of shares.

            DISCUSSION:

            Under New York Law, consideration for the issuance of shares may consist of money or other property, labor or services actually received, a binding obligation to pay the purchase price in cash or other property, a binding obligation to perform services, or any combination of the above. Stock certificates may not be issued until the amount of consideration determined to be stated capital has been paid in the form of cash, personal or real property, services actually rendered or any combination of these, plus consideration for any balance, which may include, in addition, binding obligations described in the preceding sentence.

            Under Delaware Law, a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under
Delaware Law may pay an amount equal to or greater than the par value of those shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

                         DIVIDENDS; REDEMPTION OF STOCK

            SUMMARY: Both New York Law and Delaware Law permit payment of dividends and redemption of common stock, but under somewhat different circumstances.

            DISCUSSION:

            Under both New York Law and Delaware Law and subject to its certificate of incorporation, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to shareholders if the corporation is solvent and would not become insolvent because of the dividend, redemption, or distribution. The assets applied to such a distribution may not be greater than the corporation's "surplus."

            Under New York Law, dividends may be paid or distributions made out of surplus only, so that the net assets of the corporation after any such payment or distribution must be at least equal to the amount of stated capital.
Delaware Law defines surplus as the excess of net assets over capital and permits the board to adjust capital. If there is no surplus, Delaware Law allows the corporation to apply net profits from the current or preceding fiscal year, or both, with certain exceptions.

            In general, New York Law permits a corporation, as set forth in its certificate of incorporation, to redeem its shares, provided that redemption of common stock is permissible, with certain exceptions, only when the corporation has an outstanding class of common shares that is not subject to redemption.

            With certain exceptions, Delaware Law permits a corporation to redeem its common stock only when, among other things, no class of preferred stock is outstanding.

                                PREEMPTIVE RIGHTS

            SUMMARY: The Company's shareholders currently do not have
pre-emptive rights to subscribe for shares or other securities of the Company and will not have such rights after reincorporation.

                                APPRAISAL RIGHTS

            SUMMARY: Appraisal rights under New York Law differ from those under
Delaware Law in certain respects.

            DISCUSSION:

            Generally, "appraisal rights" entitle dissenting shareholders to receive the fair value of their shares in a merger or consolidation of a corporation or in a sale of all or substantially all its assets.

            New York Law extends appraisal rights to an exchange of a
corporation's shares as well. New York Law provides that dissenting shareholders have no appraisal rights if their shares are listed on the New York Stock
Exchange or another national securities exchange or designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. Where shares are not listed on an exchange, appraisal rights under New York Law allow a voting and dissenting shareholder of a New York corporation, with various exceptions, to receive fair value for its shares in such transactions. One exception is a merger between a parent corporation and its subsidiary when the parent owns at least 90% of the subsidiary. In this case, a shareholder of the parent corporation has no appraisal rights. On the other hand, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be cancelled or exchanged for something of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

            Under Delaware Law, appraisal rights are not available to a stockholder if, among other things: (1) the corporation's shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities
Dealers, Inc.; (2) held of record by more than 2,000 stockholders; or (3) the corporation will be the surviving corporation in a merger that does not require the approval of such corporation's stockholders. However, regardless of the foregoing, a dissenting shareholder in a merger or consolidation has appraisal rights under Delaware Law if the transaction requires the exchange of shares for anything of value other than one or more of the following:

     1. shares of stock of the surviving corporation or of a new corporation that results from the merger or consolidation;

     2. shares of another corporation that will be listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of
        Securities Dealers, Inc., or held of record by more than 2,000 stockholders after the merger or consolidation occurs; or

     3. cash instead of fractional shares of the surviving corporation or another corporation.

               BUSINESS COMBINATIONS WITH INTERESTED SHAREHOLDERS

            SUMMARY: Both New York Law and Delaware Law restrict certain
"business combinations" with "interested shareholders." The two laws define these two terms differently. Generally, when the restriction applies, it extends under New York Law, absent specified approval of the Board of Directors or shareholders, for at least five years after the shareholder becomes an
"interested shareholder" and under Delaware Law, absent specified approval of the Board of Directors and, in certain circumstances, shareholders, for three years. Delaware Law permits a corporation to waive its restrictions against business combinations with interested shareholders, but Gener8Xion (Delaware) is not doing so.

                                     PROXIES

            Unless the proxy provides for a longer period, a proxy under New
York Law can be voted or acted upon for 11 months from its date, compared with three years under Delaware law.

                     NUMBER OF DIRECTORS; FILLING VACANCIES

            SUMMARY: The Company is making no changes with respect to the number of its directors or its procedures for fixing the number of directors or filling vacancies on its Board of Directors, other than adding a provision permitting shareholders to fill vacancies at a special shareholders' meeting and another provision expressly stating that any director elected to fill a vacancy shall be elected to hold office for the unexpired term of that director's predecessor.

                           BLANK CHECK PREFERRED STOCK

            SUMMARY: The Gener8Xion (Delaware) Certificate of Incorporation
contains the same provisions currently in the CDMI New York Certificate of
Incorporation allowing for blank check Preferred Stock, that is, Preferred Stock that is undesignated as to series and relative rights.

            DISCUSSION:

            The Company and Gener8Xion (Delaware) each authorizes its Board of
Directors to issue shares of Preferred Stock in series with such preferences as the Board of Directors designates at the time of issuance. The Board of
Directors of Gener8Xion (Delaware) does not currently intend to seek stockholder approval prior to any issuance of shares of its Preferred Stock if the reincorporation proposal is approved, except as required by law or regulation.
The Board of Directors of Gener8Xion (Delaware) does not intend to issue any
Preferred Stock except on terms that such Board deems to be in the best interests of Gener8Xion (Delaware) and its then existing stockholders. The CDMI
Board of Directors has followed these same policies.

            The voting rights and other rights to be accorded to any unissued series of Preferred Stock of Gener8Xion (Delaware) remain to be fixed by its
Board of Directors. If that Board so authorizes, the holders of Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions or might be given a disproportionately large number of votes. Such Preferred Stock could also be convertible into a large number of shares of common stock of Gener8Xion
(Delaware) under certain circumstances or have other terms that might make acquisition of a

controlling interest in Gener8Xion (Delaware) more difficult or more costly, including the right to elect additional directors to the Board of Directors of
Gener8Xion (Delaware).

Potentially, Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of
Gener8Xion (Delaware). Also, Preferred Stock could be privately placed with purchasers who might side with the management of Gener8Xion (Delaware) in opposing a hostile tender offer or other attempt to obtain control. These possibilities also currently exist with the Company.

    OTHER CHANGES IN THE ORGANIZATIONAL DOCUMENTS, INCLUDING THOSE REFLECTING
          TECHNICAL DIFFERENCES BETWEEN DELAWARE LAW AND NEW YORK LAW.

            In addition to the changes described above, we have made other changes in the Gener8Xion (Delaware) Certificate of Incorporation and Delaware
Bylaws from the CDMI New York Certificate of Incorporation and New York Bylaws,
including technical changes to reflect differences between Delaware Law and New
York Law.

            For example:

     1. We have added Section 12 to Article II of the Delaware Bylaws which sets out the procedure for stockholders to submit nominees for directors and other proposals for stockholder consideration.

     2. We have changed the procedure in Article IV Section 2 of the Delaware
     Bylaws for a stockholder or director to object to lack of required notice of a meeting so that such objection is presented at the beginning of the meeting rather than at any time prior to adjournment.

     3. We have added a provision to the procedures on lost, stolen or destroyed certificates in Article VI, Section 2 of the Delaware Bylaws requiring that a stockholder of record notify the Company of a lost, stolen or destroyed certificate within a reasonable time to avoid being precluded from making a claim against the Company for the transfer of a new certificate.

     4. We have added Section 4 to Article VI of the Delaware Bylaws to expressly permit the Company to treat the holder of record of any share or shares of stock as in fact the holder of such share or shares, except as otherwise provided by law.

     5. We have added Section 1 to Article VII of the Delaware Bylaws, setting forth the Company's procedure for declaring and paying dividends.

     6. We have added Section 7 to Article VII of the Delaware Bylaws, setting forth the Company's procedure for advancing expenseso an officer or director in any proceeding and for repayment of such advances in specified circumstances.

     7. We have added Section 12 to Article VII of the Delaware Bylaws which preserves the valid portions of the Bylaws if someportion of the Bylaws is held invalid or inoperative.

     8. We have added Section 13 to Article VII of the Delaware Bylaws which states that the Bylaws are subject to and governed by the Certificate of
     Incorporation.

            The technical changes include designation of a registered office and registered agent in the State of Delaware for jurisdiction in certain claims against the Company.

                         REQUIRED VOTE FOR THE PROPOSAL

            The affirmative vote of the holders of at least two-thirds of the voting power represented by shares of CDMI common stock outstanding on the
Record Date is required for approval of the proposal to change the Company's state of incorporation. Share holders holding approximately 82% of the Company's issued and outstanding common stock have informed the Company that they intend to vote in favor of approving the change in the state of incorporation and therefore no other votes are required to approve the proposal.

                              BOARD RECOMMENDATION

            A vote FOR the reincorporation will constitute approval of the merger, the Gener8Xion (Delaware) Certificate of Incorporation and the Delaware
Bylaws.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                   SHAREHOLDERS VOTE FOR THE REINCORPORATION.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information concerning ownership of our Shares, as of the Record Date, by (1) each person known by us to be the beneficial owner of more than five percent of the outstanding Shares, (2) each director, (3) each of our executive officers and (4) all directors and executive officers of the Company as a group. Unless otherwise indicated, we believe that each shareholder has sole voting power and sole dispositive power with respect to the Shares beneficially owned. All the shareholders listed below have consented to and approved the Proposal.

        NAME AND ADDRESS                 AMOUNT AND NATURE             PERCENT               RELATIONSHIP
      OF BENEFICIAL OWNER             OF BENEFICIAL OWNERSHIP        OF CLASS (1)             TO COMPANY

Matthew Crouch
300 W. Cahuenga Blvd.                                                                Chief Executive Officer and
Hollywood, California 90068                    8,800,000                  58%        Chairman of the Board

Carlos De Mattos
300 W. Cahuenga Blvd.                          2,224,689(2)             14.6%        President, and Director
Hollywood, California 90068

Yale Farar, trustee
Hillshire Trust
23679 Calabasas Rd. #412
Calabasas, CA 91302                            1,182,100                 7.8%        Stockholder

Marcos M. De Mattos
300 W. Cahuenga Blvd.                                                                Vice President/Corporate
Hollywood, California 90068                      250,000                 1.6%        Development and Director

Marilyn Beaubien
300 W. Cahuenga Blvd.                                                                Secretary/Chief Financial
Hollywood, California 90068                    - 0 -                     ---         Officer

Rich Cook
300 W. Cahuenga Blvd.                          - 0 -                     ---         Vice President/Operations
Hollywood, California 90068

All officers and directors as a               11,524,689                74.2%
Group (5 individuals)

(1) Beneficial ownership is based on 15,158,750 shares of our common stock outstanding as of the Record Date. Shares of our common stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights but are not deemed outstanding for computing the percentage ownership of any other person.

(2) All of these shares are held in the name of CDMI Interactive, Inc., a corporation of which Mr. DeMattos is an officer, director, and principal shareholder.

                                 CHANGE OF NAME

In connection with the proposal to change the Company's state of incorporation to Delaware the Company's name will change to "Gener8Xion Entertainment, Inc.

                                  OTHER MATTERS

The Board of Directors does not know of any matter, other than those described above, that may be presented for action at the Meeting. If any other matter or proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter or proposal in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Matthew Crouch, Chief Executive Officer

                                   APPENDIX A

                      FORM OF AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger ("Merger Agreement"), is entered into as of
January __, 2005, by and between CDMI Productions, Inc., a New York corporation
("CDMI"), and Gener8Xion Entertainment, Inc., a Delaware corporation and wholly owned subsidiary of CDMI ("Gener8Xion (Delaware)").

                                   Witnesseth:

Whereas, CDMI is a corporation, duly organized and existing under the laws of the State of New York having at the date hereof authorized capital stock of
50,000,000 shares of common stock, par value $.01 per share ("New York Common
Stock"), and 5,000,000 shares of preferred stock, par value $.01 per share ("New
York Preferred Stock") of which 15,158,750 shares of New York Common Stock and no shares of New York Preferred Stock are issued and outstanding; and

Whereas, Gener8Xion (Delaware) is a corporation duly organized and existing under the laws of the State of Delaware having at the date hereof authorized capital stock of 50,000,000 shares of common stock, par value $.01 per share , of which 5,000,000 shares are issued and outstanding and 5,000,000 shares of preferred stock, par value $.01 per share, of which are issued and outstanding;
and

Whereas, CDMI desires to reincorporate into the State of Delaware by merging with and into Gener8Xion (Delaware) with Gener8Xion (Delaware) continuing as the surviving corporation in such merger, upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of
Delaware.

Now, Therefore, in consideration of the premises and mutual agreements, provisions and covenants contained herein, and subject to the terms and conditions hereof, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                                   The Merger

Section 1.1. Merger of CDMI into Gener8Xion (Delaware). At the Effective Time
(as defined in Section 2.1 hereof), CDMI shall merge with and into Gener8Xion
(Delaware) in accordance with the New York Business Corporation Law (the
"NYBCL") and the General Corporation Law of the State of Delaware (the "DGCL").
The separate existence of CDMI shall thereupon cease and Gener8Xion (Delaware)
shall be the surviving corporation (hereinafter sometimes referred to as the
"Surviving Corporation") and shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of CDMI and Gener8Xion
(Delaware) (together sometimes referred to as the "Constituent Corporations");
and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations, on whatever account, as well as for stock subscriptions and all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving
Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they had been of the several and respective
Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in either of such
Constituent Corporations shall not revert or be in any way impaired by reason of the DGCL; but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thereafter attach to the Surviving Corporation and may be enforced against it to the same extent as if those debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of CDMI, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as acts, plans, policies, agreements, arrangements, approvals and authorizations of
Gener8Xion (Delaware) and shall be as effective and binding thereon as the same were with respect to CDMI. The employees and agents of CDMI shall become the employees and agents of Gener8Xion (Delaware) and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of CDMI. The requirements of any plans or agreements of CDMI involving the issuance or purchase by CDMI of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of Gener8Xion (Delaware).
The subsidiaries of CDMI shall become the subsidiaries of Gener8Xion (Delaware).

                                       A-1

                                   ARTICLE II.

                        Effective Time; Effect of Merger

Section 2.1. Effective Time. The Merger shall become effective upon the date the
Certificate of Merger is filed by the Surviving Corporation with the Department of State of the State of New York pursuant to Section 907(e)(2) of the NYBCL, or the date a Certificate of Ownership and Merger is filed by the Surviving
Corporation with the Secretary of State of the State of Delaware pursuant to
Section 253 of the DGCL, whichever filing occurs last (the "Effective Time").

Section 2.2. Effects of the Merger. At the Effective Time, the Merger shall have the effects specified in the NYBCL, the DGCL and this Merger Agreement.

Section 2.3. Certificate of Incorporation and Bylaws. At the Effective Time,
the Certificate of Incorporation and the Bylaws of Gener8Xion (Delaware) as in
effect immediately prior to the Effective Time shall continue to be the
Certificate of Incorporation and Bylaws of the Surviving Corporation.

Section 2.4. Directors and Officers. At the Effective Time, the directors and officers of CDMI in office at the Effective Time shall retain their positions as the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and
the DGCL, until his or her successor is duly elected or appointed and shall qualify, or until his or her earlier death, incompetency or removal.

Section 2.5. Change of Name. At the Effective Time, Gener8Xion Entertainment,
Inc., the name set forth in Paragraph First of the Delaware Certificate of
Incorporation shall be the name of the Surviving Corporation. Certificate of
Incorporation of Gener8Xion (Delaware), Inc. to reflect such change.

                                  ARTICLE III.

                        Conversion and Exchange of Stock

Section 3.1. Conversion.

     (a) Shares. At the Effective Time, each share of New York Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one share of Delaware Common Stock.

     (b) Options, Rights and Warrants. At the Effective Time, options, rights and warrants to acquire shares of New York Common Stock outstanding immediately prior to the Effective Time shall be automatically converted into options, rights and warrants to acquire an equal number of shares of
     Delaware Common Stock at the same price and upon the same terms and subject to the same conditions as in effect at the Effective Time, and options, rights and warrants to acquire shares of New York Preferred Stock outstanding immediately prior to the Effective Time shall be automatically converted into options, rights and warrants to acquire an equal number of shares of Delaware Preferred Stock at the same price and upon the same terms and subject to the same conditions as in effect at the Effective
     Time. The same number of shares of Delaware Common Stock shall be reserved for purposes of exercise of options under any stock option or similar plans as is equal to the shares of New York Common Stock so reserved as of the
     Effective Time. Gener8Xion (Delaware) hereby assumes the outstanding and unexercised portion of such options, rights and warrants and the obligations of CDMI to issue shares upon exercise thereof.

     (c) Cancellation. At the Effective Time, each share of Delaware Common
     Stock issued and outstanding immediately prior to the Effective Time of the
     Merger and held by CDMI shall be canceled without any consideration being issued or paid therefor.

Section 3.2. Exchange of Certificates. At the Effective Time, stock certificates representing New York Common Stock will automatically represent an equal number of Delaware Common Stock. At any time on or after the Effective Time of the
Merger, the holders of New York Common Stock will be entitled, upon request, and surrender of such certificates, to the Surviving Corporation, to receive in exchange therefor one or more new stock certificates evidencing ownership of the same number of shares of Delaware Common Stock. If any certificate representing shares of Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate or other writing so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Surviving
Corporation or its transfer agent

                                       A-2

any transfer or other taxes required by reason of the issuance of a certificate representing shares of Delaware Common Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

                                   ARTICLE IV.

               Conditions Precedent to Consummation of the Merger

Section 4.1. Conditions. Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions: (a)
Approval. This Merger Agreement and the Merger shall have been adopted and approved by CDMI in the manner provided in Section 905 of the NYBCL and by
Gener8Xion (Delaware) in the manner provided in Section 253 of the DGCL; and (b)
Third Party Consents. The parties shall have received all required consents to and approvals of the Merger.

                                   ARTICLE V.

                                  Miscellaneous

Section 5.1. Amendment. This Merger Agreement may be amended, modified or supplemented, in whole or in part, at any time prior to the Effective Time with the mutual consent of the Board of Directors of CDMI and the Board of Directors
of Gener8Xion (Delaware) to the full extent permitted under applicable law.

Section 5.2. Abandonment; Postponement. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the
Board of Directors of CDMI or the Board of Directors of Gener8Xion (Delaware) or
both, or the consummation of the Merger may be postponed for a reasonable period of time, without any action of the stockholders of CDMI or Gener8Xion
(Delaware), notwithstanding the approval of this Merger Agreement by the stockholders or Board of Directors of either CDMI or Gener8Xion (Delaware).

Section 5.3. Further Assurances. If at any time after the Effective Time of the
Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of CDMI, CDMI and its directors and officers at the
Effective Time shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the
Surviving Corporation are fully authorized in the name of CDMI or otherwise to take any and all such action.

Section 5.4. Counterparts. This Merger Agreement may be executed in any number of counterparts, all of which shall be considered to be an original instrument.

Section 5.5. Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws of such State.

In Witness Whereof, the parties to this Merger Agreement have executed this
Merger Agreement on and as of the day first written above.

CDMI Productions, Inc., a New York corporation

By: /s/ Matthew Crouch
      -------------------------
      Name: Matthew Crouch
      Title: Chief Executive Officer

Gener8Xion Entertainment, Inc., a Delaware corporation

By: /s/ Matthew Crouch
      --------------------------
      Name:  Matthew Crouch
      Title: Chief Executive Officer

                                       A-3

                                   APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                         GENER8XION ENNTERTAINMENT, INC.

         First. The name of the Corporation is Gener8Xion Entertainment, Inc.

         Second. The Corporation will have perpetual existence.

         Third. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General
Corporation Law.

         Fourth. The aggregate number of shares of capital stock that the
Corporation will have authority to issue is 55,000,000, 50,000,000 of which will be shares of common stock, having a par value of $.01 per share and 5,000,000 of which will be shares of preferred stock, having a par value of $.01 per share.
Preferred stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of preferred stock will be identical except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of
Directors to authorize the issuance of one or more series of preferred stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law.

         Section 5. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any
liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A
Preferred Stock unless, prior thereto, the holders of shares of Series A
Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A
Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of
Common Stock, or (2) to the holders of shares of stock ranking on a parity
(either as to dividends or upon liquidation, dissolution or winding up) with the
Series A Preferred Stock, except distributions made ratably on the Series A
Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common
Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Fifth. The capital of the corporation shall be at least equal to the sum of the aggregate par value of all the issued shares having par value, plus the aggregate amount of consideration received by the corporation for the issuance of shares without par value, plus such amounts as, from time to time, by resolution of the Board of Directors, may be transferred thereto.

         The authorized shares of stock without par value may be issued by this corporation from time to time for such consideration as may be fixed by the
Board of Directors; and any and all shares without par value so issued, the consideration for which so fixed has been paid or delivered, shall be fully paid stock and shall not be liable to any further call or assessment thereon, and the holders shall not be liable for any further payments in respect of such shares.

                                       B-1

         Whenever the corporation shall have purchased or shall have otherwise reacquired shares of its common stock, the Board of Directors may eliminate any or all of said reacquired shares from the total authorized number of shares of the corporation or may restore said reacquired shares to the status of unauthorized but unissued shares in accordance with Section 243 of the Delaware
General Corporation Law.

         Sixth. The Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

         Seventh. (a) The Corporation will, to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended, indemnify any and all persons it has power to indemnify under such law from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law. Such indemnification may be provided pursuant to any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his director or officer capacity and as to action in another capacity while holding such office, will continue as to a person who has ceased to be a director, officer, employee or agent, and will inure to the benefit of the heirs, executors and administrators of such a person.

         (b) If a claim under the preceding paragraph (a) is not paid in full by the Corporation within 90 days after a written claim has been received by the
Corporation, the claimant may at any time thereafter bring suit against the
Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant will be entitled to be paid also the expense of prosecuting such claim. It will be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the laws of the
State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense will be on the Corporation.
Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the laws of the State of Delaware nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, will be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         Eighth. To the fullest extent permitted by the Delaware General
Corporation Law, as the same exists or may hereafter be amended, a director of the Corporation will not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.
Any repeal or modification of this Article will not increase the personal liability of any director of the Corporation for any act or occurrence taking place before such repeal or modification, or adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Article.

         Ninth. The address of the Corporation's initial registered office is____________________________, County of Kent and the name of its initial registered agent at that address is Parasec.

         Tenth. By resolution duly adopted by the holders of not less than a majority of the shares of stock then issued and outstanding and entitled to vote at any regular or special meeting of the shareholders of the Corporation duly called and held as provided in the Bylaws of the Corporation, any director or directors of the Corporation may be removed from office at any time or times, with or without cause.

         Eleventh. The Board of Directors shall have the power, in its discretion, to provide for and to pay to directors rendering unusual or exceptional services to the Corporation special compensation appropriate to the value of such services.

         Twelfth. The Corporation reserves the right to amend, alter or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon the shareholders herein are granted subject to this reservation.

         IN WITNESS WHEREOF, I have signed this certificate on the ____ day of
_______, 2005 and affirm that the statements contained herein are true under penalties of perjury.

                                           -------------------------------------

                                       B-2

                                   APPENDIX C

                                     BYLAWS
                                       OF
                         GENER8XION ENTERTAINMENT, INC.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

    Section 12.  Advance Notice of Stockholder Nominees For Director and

                                       C-I

                                      C-ii

                                     BYLAWS
                                       OF
                         GENER8XION ENTERTAINMENT, INC.

                                   ARTICLE I.
                                     Offices

Section 1. Registered Office. The registered office and registered agent of
GENER8XION ENTERTAINMENT, INC. (the "Corporation") will be as from time to time set forth in the Corporation's Certificate of Incorporation or in any
certificate filed with the Secretary of State of the State of Delaware, and the
appropriate county Recorder or Recorders, as the case may be, to amend such information.

Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II.
                                  Stockholders

Section 1. Place of Meetings. All meetings of the stockholders for the election of Directors will be held at such place, within or without the State of
Delaware, as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof. If no place is fixed for a meeting of stockholders, such meeting shall be held at the principal office of the Corporation.

Section 2. Annual Meeting. An annual meeting of the stockholders will be held at such time as may be determined by the Board of Directors, at which meeting the stockholders will elect a Board of Directors, and transact such other business as may properly be brought before the meeting.

Section 3. List of Stockholders. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, will be prepared by the officer or agent having charge of the stock transfer books. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place will be specified in the notice of the meeting, or if not so specified at the place where the meeting is to be held. Such list will be produced and kept open at the time and place of the meeting during the whole time thereof, and will be subject to the inspection of any stockholder who may be present. If the right to vote at any meeting is challenged, the inspector(s) of election, or the person presiding thereat if no such inspector has been appointed, will require such list of the stockholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be stockholders entitled to vote at such meeting may vote thereat.

Section 4. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, the Certificate of
Incorporation or these Bylaws, may be called by the Board of Directors, the
Chairman of the Board, or the President. Business transacted at all special meetings will be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

Section 5. Notice. Written or printed notice stating the place, day and hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called and the person or persons calling the special meeting, will be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President, the Secretary, or the
officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting.

If, at any meeting, action is proposed to be taken which, if taken, would entitle objecting stockholders to receive payment for their shares, the notice shall include a statement of that purpose and to that effect.

When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. At the adjourned meeting, any business may be transacted that might have been transacted on the original date of the meeting. However, if after the adjournment, the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice under this Section 5.

                                       C-1

Section 6. Inspectors of Election. The Board of Directors, in advance of any stockholders' meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a stockholders' meeting may, and on the request of any stockholder entitled to vote thereat will, appoint one or more inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment in advance of the meeting by the Board or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of such inspector at such meeting with strict impartiality and according to the best of such inspector's ability.

The inspector(s) shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote at the meeting, count and tabulate all votes, ballots or consents, determine the results thereof, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, or of any stockholder entitled to vote thereat, the inspector(s) will make a report in writing of any challenge, question or matter determined by such inspector(s) and will execute a certificate of any fact found by such inspector(s). Any report or certificate made by the inspector(s) shall be prima facie evidence of the facts stated and of any vote certified by such inspector(s).

Section 7. Quorum. Except as otherwise provided by law, the Certificate of
Incorporation or these Bylaws, at all meetings of the stockholders, the presence in person or by proxy of the holders of a majority of the voting power represented by shares issued and outstanding and entitled to vote will be necessary and sufficient to constitute a quorum for the transaction of business;
provided that when a specified item of business is required to be voted on by a class or series, voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum for the transaction of such specified item of business. If, however, such quorum is not present or represented at any meeting of the stockholders, a majority of the stockholders entitled to vote thereat, present in person or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Section 8. Qualification of Voters. Unless otherwise provided in the Certificate of Incorporation, every stockholder of record will be entitled at every meeting of the stockholders to one vote for every share standing in such stockholder's name on the record of stockholders.

Treasury shares as of the record date and shares held as of the record date by another domestic or foreign corporation of any kind, if a majority of the shares entitled to vote in the election of directors of such other corporation is held as of the record date by the Corporation, will not be shares entitled to vote or to be counted in determining the total number of outstanding shares.

Section 9. Voting. When a quorum is present at any meeting of the Corporation's stockholders, the vote of the holders of a majority of the shares entitled to vote on, and voted for or against, any matter will decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question. The stockholders present in person or by proxy at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 10. Method of Voting. Any stockholder having the right to vote at a meeting of the stockholders, or to express consent or dissent without a meeting, will be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to such meeting, or such expression of consent or dissent without a meeting, unless such instrument provides for a longer period. Each proxy will be revocable unless expressly provided therein to be irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the stockholder who executed the proxy, unless before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the
Secretary or any Assistant Secretary. Such proxy will be filed with the
Secretary of the Corporation prior to or at the time of the meeting. Voting at a meeting on any question or in any election, other than for directors, may be by voice vote or show of hands unless the presiding officer orders, or any stockholder demands, that voting be by written ballot.

                                       C-2

Section 11. Record Date. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action. Such record date will not precede the date upon which the resolution fixing the record date is adopted by the Board of
Directors, and such record date will not be less than ten nor more than sixty days prior to such meeting, nor more than sixty days prior to any other action.
In the absence of any action by the Board of Directors, the close of business on the date next preceding the day on which the notice is given will be the record date, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held will be the record date.

When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made as provided in this Section, such determination shall apply to any adjournment thereof, unless the Board of
Directors fixes a new record date for the adjourned meeting.

Section 12. Advance Notice of Stockholder Nominees for Director and Other
Stockholder Proposals.

         (a) The matters to be considered and brought before any annual or special meeting of stockholders of the Corporation shall be limited to only such matters, including the nomination and election of directors, as shall be brought properly before such meeting in compliance with the procedures set forth in this Section 12.

         (b) For any matter to be properly brought before any annual meeting of stockholders, the matter must be (i) specified in the notice of annual meeting given by or at the direction of the Board of Directors, (ii)
         otherwise brought before the annual meeting by or at the direction of the Board of Directors or (iii) brought before the annual meeting in the manner specified in this Section 12 (x) by a stockholder that holds of record stock of the Corporation entitled to vote at the annual meeting on such matter (including any election of a director) or (y) by a person (a "Nominee Holder") that holds such stock through a nominee or "street name" holder of record of such stock and can demonstrate to the Corporation such indirect ownership of, and such Nominee Holder's entitlement to vote, such stock on such matter. In addition to any other requirements under applicable law, the certificate of incorporation and these Bylaws, persons nominated by stockholders for election as directors of the Corporation and any other proposals by stockholders shall be properly brought before an annual meeting of stockholders only if notice of any such matter to be presented by a stockholder at such meeting (a "Stockholder Notice") shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not less than 90 nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year;
         provided, however, that if and only if the annual meeting is not scheduled to be held within a period that commences 30 days before and ends 30 days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Meeting
         Date"), such Stockholder Notice shall be given in the manner provided herein by the later of (i) the close of business on the date 90 days prior to such Other Meeting Date or (ii) the close of business on the tenth day following the date on which such Other Meeting Date is first publicly announced or disclosed. Any stockholder desiring to nominate any person or persons (as the case may be) for election as a director or directors of the Corporation at an annual meeting of stockholders shall deliver, as part of such Stockholder Notice, a statement in writing setting forth the name of the person or persons to be nominated, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by each such person, as reported to such stockholder by such person, the information regarding each such person required by paragraphs (a), (e) and (f) of
         Item 401 of Regulation S-K adopted by the Securities and Exchange
         Commission (the "SEC"), each such person's signed consent to serve as a director of the Corporation if elected, such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder and, in the case of a Nominee Holder, evidence establishing such
         Nominee Holder's indirect ownership of stock and entitlement to vote such stock for the election of directors at the annual meeting. Any stockholder who gives a Stockholder Notice of any matter (other than a nomination for director) proposed to be brought before an annual meeting of stockholders shall deliver, as part of such Stockholder
         Notice, the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder, any material interest of such stockholder in the matter proposed (other than as a stockholder), if applicable, and, in the case of a Nominee Holder, evidence establishing such Nominee Holder's indirect ownership of stock and entitlement to vote such stock on the matter proposed at the annual meeting. As used in these Bylaws, shares "beneficially owned" shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (the "Exchange
         Act"). If a stockholder is entitled to vote only for a specific class or category of directors at a meeting (annual or special), such stockholder's right to nominate one or more individuals for election as a director at the meeting shall be limited to such class or category of directors.

                                       C-3

         Notwithstanding any provision of this Section 12 to the contrary, in the event that the number of directors to be elected to the Board of
         Directors of the Corporation at the next annual meeting of stockholders is increased by virtue of an increase in the size of the Board of
         Directors and either all of the nominees for director at the next annual meeting of stockholders or the size of the increased Board of
         Directors is not publicly announced or disclosed by the Corporation at least 100 days prior to the first anniversary of the preceding year's annual meeting, a Stockholder Notice shall also be considered timely hereunder, but only with respect to nominees to stand for election at the next annual meeting as the result of any new positions created by such increase, if it shall be delivered to the Secretary of the
         Corporation at the principal executive office of the Corporation not later than the close of business on the tenth day following the first day on which all such nominees or the size of the increased Board of
         Directors shall have been publicly announced or disclosed.

         (c) Except as provided in the immediately following sentence, no matter shall be properly brought before a special meeting of stockholders unless such matter shall have been brought before the meeting pursuant to the Corporation's notice of such meeting. In the event the
         Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote for the election of such director(s) at such meeting may nominate a person or persons (as the case may be) for election to such position(s) as are specified in the Corporation's notice of such meeting, but only if the Stockholder Notice required by
         Section 12 hereof shall be delivered to the Secretary of the
         Corporation at the principal executive office of the Corporation not later than the close of business on the tenth day following the first day on which the date of the special meeting and either the names of all nominees proposed by the Board of Directors to be elected at such meeting or the number of directors to be elected shall have been publicly announced or disclosed.

         (d) For purposes of this Section 12, a matter shall be deemed to have been "publicly announced or disclosed" if such matter is disclosed in a press release reported by the Dow Jones News Service, the Associated
         Press or a comparable national news service or in a document publicly filed by the Corporation with the SEC.

         (e) In no event shall the adjournment of an annual meeting or a special meeting, or any announcement thereof, commence a new period for the giving of notice as provided in this Section 12. This Section 12 shall not apply to (i) any stockholder proposal made pursuant to Rule 14a-8 under the Exchange Act or (ii) any nomination of a director in an election in which only the holders of one or more series of Preferred
         Stock of the Corporation issued pursuant to Article Fourth of the certificate of incorporation are entitled to vote (unless otherwise provided in the terms of such stock).

         (f) The chairman of any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section 12 and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

                                  ARTICLE III.
                               Board of Directors

Section 1. Management. The business and affairs of the Corporation will be managed by or under the direction of its Board of Directors who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 2. Qualification; Election; Term. The directors shall be elected at an annual meeting of stockholders at which a quorum is present. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Each director so chosen shall hold office until his or her term expires and until his or her successor is elected and qualified or, if earlier, until his or her death, resignation, or removal from office. None of the directors needs to be a stockholder of the Corporation or a resident of the State of Delaware. Each director must have attained the age of majority.

Section 3. Number. The number of Directors constituting the entire Board of
Directors will be the number, not less than two nor more than seven, fixed from time to time by a majority of the total number of directors which the
Corporation would have, prior to any increase or decrease, if there were no vacancies; provided, however, that no decrease shall shorten the term of an incumbent director, and provided further that if all the shares of the
Corporation are owned beneficially and of record by fewer than two stockholders, the number of directors may be less than two but not less than the number of stockholders. Unless otherwise fixed by the directors, the number of directors constituting the entire Board shall be the same as the number of members of the initial Board of Directors as set forth in the Certificate of Incorporation.

                                       C-4

Section 4. Removal. Any or all of the directors may be removed with or without cause by vote of the shareholders.

Section 5. Vacancies. Newly created directorships resulting from an increase in the authorized number of directors and vacancies occurring in the Board of
Directors for any reason except the removal of directors by stockholders may be filled by vote of a majority of the directors then in office, although less than a quorum exists. Vacancies occurring as a result of the removal of directors by stockholders shall be filled by the stockholders, who may do so at a special meeting of stockholders called for that purpose. A director elected to fill a vacancy shall be elected to hold office for the unexpired term of such director's predecessor.

Section 6. Place of Meetings. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Delaware as may be fixed from time to time by the Board of Directors. If no place is so fixed, regular meetings of the Board will be held at the principal office of the
Corporation.

Section 7. Annual Meeting. The first meeting of each newly elected Board of
Directors will be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent the
Directors then elected and serving change such time or place.

Section 8. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as is from time to time determined by the Board.

Section 9. Special Meetings. Special meetings of the Board of Directors may be held at any time upon the call of the President or a majority of the Board of
Directors. Notice of each special meeting of the Board shall be given to each director either by mail not later than noon, Eastern Time, on the third day prior to the meeting or by telegram, written message or orally not later than noon, Eastern Time, on the day prior to the meeting. Notices are deemed to have been properly given if given: by mail, when deposited in the United States mail;
by telegram at the time of filing; or by messenger at the time of delivery.

A notice, or waiver of notice, need not specify the purpose of any meeting of the Board of Directors.

Section 10. Quorum of Directors; Adjournments; Action by the Board. At all
meetings of the Board of Directors, the presence of a majority of the entire
Board of Directors fixed by these Bylaws will constitute a quorum for the transaction of business, and the vote of a majority of the Directors present at a meeting at the time of such vote, if a quorum is then present, will be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws.

A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of any adjournment of a meeting to another time or place shall be given, in the manner described above in Section 9, to the directors who were not present at the time of adjournment and, unless such time and place are announced at the meeting, to the other directors.

Section 11. Executive and Other Committees of Directors. The Board of Directors
may, by resolution passed by a majority of the entire Board, designate from among its members an executive committee and other committees, each committee to consist of two or more Directors of the Corporation, which committees will have such power and authority and will perform such functions as may be provided in such resolution, except that no such committee shall have the authority as to any of the following matters: (i) the submission to stockholders of any action that needs stockholders' approval; (ii) the filling of vacancies in the Board or in any committee; (iii) the fixing of compensation of the directors for serving on the Board or on any committee; (iv) the amendment or repeal of the Bylaws, or the adoption of new Bylaws; (v) the amendment or repeal of any resolution of the
Board which, by its terms, shall not be so amendable or repealable; or (vi) the indemnification of any director.

The Board of Directors may designate one or more directors as alternate members of such committee, who may replace any absent member or members at any meeting of such committee.

Unless a greater proportion is required by the resolution designating a committee, a majority of the entire authorized number of members of such committee will constitute a quorum for the transaction of business, and the vote of a majority of the members present at a meeting at the time of such vote, if a quorum is then present, will be the act of such committee.

Each such committee will serve at the pleasure of the Board of Directors, will have such name as may be designated by the Board and will keep regular minutes of its proceedings and report the same to the Board of Directors when required.

                                       C-5

Section 12. Action by Consent. Any action required or permitted to be taken at a meeting by the Board of Directors or any committee thereof may be taken without such a meeting if all members of the Board or the committee, as the case may be, consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consent shall be filed with the minutes of the proceedings of the Board or committee.

Section 13. Compensation of Directors. Directors will receive such compensation for their services and reimbursement for their expenses as the Board of
Directors, by resolution, may establish; provided that nothing herein contained will be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore fixed by authorization of the Board of Directors.

                                   ARTICLE IV.

                                     Notice

Section 1. Form of Notice. Whenever by law, the Certificate of Incorporation or
these Bylaws, notice is to be given to any Director or stockholder, and such notice is by mail or no provision is made as to how such notice will be given, such notice may be given in writing, by mail, postage prepaid. Notices by mail, telegram or messenger to a Director, or by mail to a stockholder, will be addressed to such Director or stockholder at such address as appears on the books of the Corporation, or, if such Director or stockholder shall have filed with the Secretary of the Corporation a written request that notices be sent to some other address, then directed to such Director or stockholder at such other address.

Any notice required or permitted to be given by mail will be deemed to be given at the time the same is deposited in the United States mails.

Section 2. Waiver. Whenever any notice is required to be given to any stockholder or Director of the Corporation as required by law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice or a proxy, whether before or after the time stated in such notice, will be equivalent to the giving of such notice.
Attendance of a stockholder or Director at a meeting will constitute a waiver of notice of such meeting, except where such stockholder or Director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

                                   ARTICLE V.
                               Officers and Agents

Section 1. Election of Officers. The Board of Directors, as soon as may be practicable after the annual election of directors, will elect a President, a
Secretary and a Treasurer, and from time to time may elect or appoint such other officers as it may determine. Any two or more offices may be held by the same person, except that the same person may not hold the offices of President and
Secretary. The Board of Directors may also elect one or more Vice Presidents,
Assistant Secretaries and Assistant Treasurers.

Section 2. Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it deems necessary, who will hold their offices for such terms and will exercise such powers and perform such duties as may be determined from time to time by the Board.

Section 3. Compensation. The compensation of all officers and agents of the
Corporation will be fixed by the Board of Directors.

Section 4. Term of Office and Removal. Each officer of the Corporation will hold office for the term for which he is elected or appointed, and until his successor has been elected or appointed and qualified. Unless otherwise provided in the resolution of the Board of Directors electing or appointing an officer, his term of office shall extend to and expire at the meeting of the Board following the next annual meeting of stockholders. Any officer may be removed by the Board with or without cause, at any time. Removal of an officer without cause shall be without prejudice to his contract rights, if any, and the election or appointment of an officer shall not of itself create contract rights. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

Section 5. President. The President will be the chief executive officer of the
Corporation, shall have general and active management of the business of the
Corporation and shall see that all orders and resolutions of the Board of
Directors are carried into effect. The President shall also preside at all meetings of the stockholders and the Board of Directors.

                                       C-6

The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

Section 6. Vice Presidents. The Vice Presidents, in the order designated by the
Board of Directors, or in the absence of any designation, then in the order of their election, during the absence or disability of or refusal to act by the
President, shall perform the duties and exercise the powers of the President and shall perform such other duties as the Board of Directors will prescribe.

Section 7. Secretary and Assistant Secretaries. The Secretary will attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose, and will perform like duties for the standing committees when required. The Secretary will give, or cause to be given, notice of all meetings of the stockholders and special meetings of the
Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall
be. The Secretary will have custody of the corporate seal of the Corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the
Secretary's signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election, in the absence of the
Secretary or in the event of the Secretary's inability or refusal to act, will perform the duties and exercise the powers of the Secretary and will perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 8. Treasurer and Assistant Treasurers. The Treasurer shall have the custody of the corporate funds and securities; will keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;
and will deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

The Treasurer will disburse the funds as may be ordered by the Board of
Directors, taking proper vouchers for such disbursements, and will render to the
President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Treasurer, and for the restoration to the Corporation, in the case of the
Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession or under the control of the Treasurer belonging to the Corporation.

The Assistant Treasurer, or if there be more than one, the Assistant Treasurers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election, in the absence of the
Treasurer or in the event of the Treasurer's inability or refusal to act, will perform the duties and exercise the powers of the Treasurer and will perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 9. Checks, Notes and the Like. All checks and drafts on, and withdrawals from the Corporation's accounts with banks or other financial institutions, and all bills of exchange, notes and other instruments for the payment of money, drawn, made, endorsed, or accepted by the Corporation, shall be signed on its behalf by the person or persons thereunto authorized by, or pursuant to resolution of, the Board of Directors.

                                   ARTICLE VI.
            Certificates Representing Shares and Transfers of Shares

Section 1. Form of Certificates. The shares of the Corporation will be represented by certificates, in such forms as the Board of Directors may prescribe, signed by the President or a Vice President and the Secretary or an
Assistant Secretary or the Treasurer or an Assistant Treasurer. The shares may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation or its employee. In case any officer who has signed or whose facsimile signature has been placed upon a certificate will have ceased to be such officer before such certificate is issued, it may be issued by the
Corporation with the same effect as if he were such officer at the date of issue.

                                       C-7

Each certificate representing shares issued by the Corporation will set forth upon the face or back of the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class of shares, if more than one, authorized to be issued and the designation, relative rights, preferences and limitations of each series of any class of preferred shares authorized to be issued so far as the same have been fixed, and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

Each certificate representing shares shall state upon the face thereof: (i) that the Corporation is formed under the laws of the State of Delaware; (ii) the name of the person or persons to whom issued; and (iii) the number and class of shares, and the designation of the series, if any, which such certificate represents.

Section 2. Lost, Stolen or Destroyed Certificates.

No certificate for shares of the Corporation will be issued in place of any certificate alleged to have been lost, destroyed or wrongfully taken, except, if and to the extent required by the Board of Directors upon: (i) production of evidence of loss, destruction or wrongful taking; (ii) delivery of a bond indemnifying the Corporation and its agents against any claim that may be made against it or them on account of the alleged loss, destruction or wrongful taking of the replaced certificate or the issuance of the new certificate; (iii)
payment of the expenses of the Corporation and its agents incurred in connection with the issuance of the new certificate; and (iv) compliance with other such reasonable requirements as may be imposed.

When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after such holder has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer of a new certificate.

Section 3. Transfer of Shares. Shares of stock will be transferable on the record of stockholders upon presentment to the Corporation or a transfer agent of a certificate or certificates representing the shares requested to be transferred, with proper endorsement on the certificate or on a separate accompanying document, together with such evidence of the payment of transfer taxes and compliance with other provisions of law as the Corporation or its transfer agent may require.

Section 4. Registered Stockholders. The Corporation will be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VII.

                               General Provisions

Section 1. Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be
declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of the State of
Delaware and the Certificate of Incorporation. The Board of Directors may fix in
advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date will not precede the date upon which the resolution fixing the record date is adopted, and such record date will not be more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the close of business on the date upon which the Board of Directors adopts the resolution declaring such dividend will be the record date.

Section 2. Telephone and Similar Meetings. Stockholders, directors and committee members may participate in and hold meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting will constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

                                       C-8

Section 3. Books and Records. The Corporation will keep correct and complete books and records of account and minutes of the proceedings of its stockholders,
Board of Directors and any committees of directors and a current list of the directors and officers and their residence addresses. The Corporation will keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each and the dates when they respectively became the owners of record thereof.
The Board of Directors may determine whether and to what extent and at what times and places and under what conditions and regulations any accounts, books, records or other documents of the Corporation will be open to inspection, and no creditor, security holder or other person will have any right to inspect any accounts, books, records or other documents of the Corporation except as conferred by statute or as so authorized by the Board.

Section 4. Fiscal Year. The fiscal year of the Corporation will be the twelve months ending December 31st, or such other period as may be fixed by the Board of Directors.

Section 5. Corporate Seal. The Board of Directors may adopt a corporate seal, alter such seal at pleasure, and authorize it to be used by causing it or a facsimile to be affixed or impressed or reproduced in any other manner.

Section 6. Advances of Expenses. The Corporation will advance to its directors and officers expenses incurred by them in connection with any "Proceeding,"
which term includes any threatened, pending or completed action, suit or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature
(including all appeals therefrom), in which a director or officer may be or may have been involved as a party or otherwise, by reason of the fact that he is or was a director or officer of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as such, or by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise ("Official," which term also includes directors and officers of the Corporation in their capacities as directors and officers of the Corporation), whether or not he is serving in such capacity at the time any liability or expense is incurred; provided that the Official undertakes to repay all amounts advanced unless:

(i) in the case of all Proceedings other than a Proceeding by or in the right of the Corporation, the Official establishes to the satisfaction of the disinterested members of the Board of Directors that he acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, that he did not have reasonable cause to believe his conduct was unlawful; provided that the termination of any such Proceeding by judgment, order of court, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not by itself create a presumption as to whether the Official acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal proceeding, as to whether he had reasonable cause to believe his conduct was unlawful; or

 (ii) in the case of a Proceeding by or in the right of the Corporation, the
Official establishes to the satisfaction of the disinterested members of the
Board of Directors that he acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation;
provided that if in such a Proceeding the Official is adjudged to be liable to the Corporation, all amounts advanced to the Official for expenses must be repaid except to the extent that the court in which such adjudication was made shall determine upon application that despite such adjudication, in view of all the circumstances, the Official is fairly and reasonably entitled to indemnity for such expenses as the court may deem proper.

Section 7. Indemnification. The Corporation will indemnify its directors to the fullest extent permitted by the Delaware General Corporation Law and may, if and
to the extent authorized by the Board of Directors, so indemnify its officers and any other person whom it has the power to indemnify against any liability, reasonable expense or other matter whatsoever.

Section 8. Insurance. The Corporation may at the discretion of the Board of
Directors purchase and maintain insurance to the fullest extent permitted by the
Delaware General Corporation Law on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such.

                                       C-9

Section 9. Resignation. Any director, officer or agent may resign by giving written notice to the President or the Secretary. Such resignation will take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.

Section 10. Amendment of Bylaws. Bylaws of the Corporation may be adopted, amended or repealed by vote of the holders of the shares at the time entitled to vote in the election of any directors. Bylaws may also be adopted, amended or repealed by the Board of Directors, but any bylaws adopted by the Board may be amended or repealed by the stockholders entitled to vote thereon as hereinabove provided. If any bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of stockholders for the election of directors the bylaw so adopted, amended or repealed, together with a concise statement of the changes made.

Section 11. Invalid Provisions. If any part of these Bylaws is held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, will be valid and operative.

Section 12. Relation to the Certificate of Incorporation. These Bylaws are
subject to, and governed by, the Certificate of Incorporation of the
Corporation.

                                  END OF FILING

                                      C-10